COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Group leases office space through operating leases. The facilities of the Company and its subsidiaries are leased for periods ending February 2019. Future minimum lease commitments under non-cancelable operating leases as of December 31, 2017 are as follows:

Year ended December 31,

2018	$196
2019	25

$221

Operating lease office expenses for the years ended December 31, 2017, 2016 and 2015, were approximately $ 397, $ 451 and $ 411, respectively.

b.	Royalty commitments:

The Company is committed to pay royalties to Israel Innovation Authority ("IIA"), formerly known as the Office of the Chief Scientist,  of the Ministry of Industry, Trade and Labor of the Government of Israel on proceeds from sales of products resulting from the research and development projects in which the IIA participated. In the event that development of a specific product in which the IIA participated is successful, the Company will be obligated to repay the grants through royalty payments at the rate of 3% to 5% based on the sales of the Company, up to 100%-150% of the grants received linked to the dollar. Grants received after January 1999 are subject to interest at a rate equal to the 12 month LIBOR rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of December 31, 2017, the Company had a contingent liability to pay royalties in the amount of approximately $ 8,352 plus interest for grants received after January 1999.

The Company has paid or accrued royalties in its cost of revenues relating to the repayment of such IIA grants in the amount of $ 92, $ 112 and $ 115 for the years ended December 31, 2017, 2016 and 2015, respectively.

c.	Claims and demands:

1.	Claims related to discontinued operations:

The Company is a party to various tax claims that arose in TABS Brazil.

In August 2007, the Company’s Brazilian subsidiary, TABS Brazil, was ordered by the Labor Law Court in Brazil to pay approximately $ 51 to one of its former employees. Such amount bears a 1% interest rate per month from the date that the claim was filed. Accordingly, the Company recorded a provision of approximately $63 in respect of such claims in accordance with ASC No. 450, "Contingencies", based on advice of its legal counsel. As of December 31, 2017, total claims related to discontinued operations amounted to $ 185.

2.
The Israeli Government, through the Fund for Encouragement of Marketing Activities, awarded C. Mer Industries Ltd. ("C. Mer"), the former parent of the Company grants for participation in foreign marketing expenses, partially related to the Company's marketing activities for the years 1996 - 1998. During 2012, the Company received through an affiliated company a demand with respect to the reimbursement of above-mentioned grants. As of December 31, 2017 and 2016, the Company provided an adequate provision with respect to this demand.

d.	Guarantees:

The Company provided a bank guarantee in the amount of $97 to secure its obligations under one of its lease agreements.